Exhibits 99.2

FORGE INNOVATION DEVELOPMENT CORP.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

(Unaudited)

	Forge Innovation Development Corp. December 31, 2022	Legend International Investment, LP December 31, 2022	Total	Pro Forma Adjustments (Note 3(A) & (B))	Pro Forma Consolidated
Property management income	$15,604	$-	$15,604	$-	$15,604
Property management income from a related party	107,000	-	107,000	(107,000)	-
Rent income	-	408,796	408,796	-	408,796
Total revenue	122,604	408,796	531,400	(107,000)	424,400

Operating Expenses
Professional expenses	39,200	336,332	375,532	-	375,532
Depreciation expenses	15,621	200,887	216,508	-	216,508
Property operating	-	345,643	345,643	(107,000)	238,643
Selling, general and administrative expenses	112,016	247,192	359,208	-	359,208

Total Operating Expenses	166,837	1,130,054	1,296,891	(107,000)	1,189,891

Other income (expense)
Gain on sales of property and equipment	6,874	-	6,874	-	6,874
Interest expense, net	-	(316,461)	(316,461)	-	(316,461)
Other income	2,135	4,525	6,660	-	6,660
Gain on debt settlement	3,284	-	3,284	-	3,284
Total other income (expense), net	12,293	(311,936)	(299,643)	-	(299,643)

Net loss before tax	(31,940)	(1,033,194)	(1,065,134)	-	(1,065,134)
Income tax expense	(2,172)	-	(2,172)	-	(2,172)
Net loss	$(34,112)	$(1,033,194)	$(1,067,306)	$-	$(1,067,306)

Net loss attributable to non-controlling interests in a subsidiary	-	(506,265)	(506,265)	-	(506,265)

Net loss attributable to common stockholders	$(34,112)	$(526,929)	$(561,041)	$-	$(561,041)

Net loss per common share, basic and diluted	$(0.00)				$(0.01)

Weighted average number of common shares outstanding, basic and diluted	45,791,085				45,791,085

See accompanying notes to the unaudited pro forma consolidated financial statements

FORGE INNOVATION DEVELOPMENT CORP.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2023

(Unaudited)

	Forge Innovation Development Corp. March 31, 2023	Legend International Investment, LP March 31, 2023	Total	Pro Forma Adjustments (Note 3(C) & (D))	Pro Forma Consolidated
Property management income from a related party	$45,000	$-	$45,000	$(45,000)	$-
Rent income	-	119,925	119,925	-	119,925
Total revenue	45,000	119,925	164,925	(45,000)	119,925

Operating Expenses
Professional expenses	20,800	16,808	37,608	-	37,608
Depreciation expenses	6,326	63,203	69,529	-	69,529
Property operating	-	79,664	79,664	(45,000)	34,664
Selling, general and administrative expenses	36,198	47,115	83,313	-	83,313

Total operating expenses	63,324	206,790	270,114	(45,000)	225,114

Other income (expense)
Interest expense, net	-	(100,870)	(100,870)	-	(100,870)
Gain on bargain purchase	487,688	-	487,688	-	487,688
Other income	2,292	-	2,292	-	2,292
Total other income (expense), net	489,980	(100,870)	389,110	-	389,110

Net income (loss) before tax	471,656	(187,735)	283,921	-	283,921
Income tax expense	-	-	-	-	-
Net income (loss)	$471,656	$(187,735)	$283,921	$-	$283,921

Net income (loss) attributable to non-controlling interests in a subsidiary	-	(91,990)	(91,990)	-	(91,990)

Net income (loss) attributable to common stockholders	$471,656	$(91,990)	$375,911	$-	$375,911

Earnings per common share, basic and diluted	$0.01				$0.01

Weighted average number of common shares outstanding, basic and diluted	45,791,085				45,791,085

See accompanying notes to the unaudited pro forma consolidated financial statements

FORGE INNOVATION DEVELOPMENT CORP.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The following unaudited pro forma consolidated financial statements are based on the historical consolidated financial statements of Forge Innovation Development Corp. (“Forge”), and Legend International Investment, LP (“Legend”) after giving effect to Forge’s acquisition of Legend (the “Acquisition”) and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements.

Note 1 - Basis of Pro Forma Presentation

The unaudited pro forma consolidated financial statements are not intended to represent or be indicative of the results of operations of Forge that would have been reported had the Acquisition been completed as of the dates presented and should not be taken as representative of the future results of operations of Forge. The unaudited pro forma financial statements, including the notes thereto, do not reflect any potential operating efficiencies and cost savings that Forge may achieve with respect to the consolidated companies. The unaudited pro forma consolidated financial statements and notes thereto should be read in conjunction with the historical financial statements of Forge included in the annual report on Form 10-K for the year ended December 31, 2022 that had been filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023 and the subsequent quarterly report on Form 10-Q for the three months ended March 31, 2023 filed with the SEC on May 15, 2023, and in conjunction with the historical financial statements of Legend LP included in this Form 8-K.

The unaudited pro forma consolidated balance sheet as of March 31, 2023 is not required as the Acquisition is already reflected in the historical consolidated balance sheet as of March 31, 2023 which included in the Form-10-Q for the three months ended March 31, 2023 filed with the SEC on May 15, 2023.

The unaudited pro forma consolidated statement of operations of Forge and Legend LP for the year ended December 31, 2022 has been prepared by combining Forge’s historical consolidated results for the year ended December 31, 2022 and the historical results of Legend LP for the year ended December 31, 2022.

The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2023 has been prepared by combining the Company’s historical consolidated results for the three months ended March 31, 2023, with the historical results of Legend LP for the three months ended March 31, 2023.

Note 2 – Acquisition of Legend

On March 24, 2023, pursuant to an Asset Purchase Agreement between the Company and Legend Investment Management, LLC (“Legend LLC”), the Company acquired 77.3% of Legend LLC’s 66% ownership of Legend International Investment, LP (“Legend”). Legend owns 100% of Mission Marketplace; a grocery anchored shopping center (the “Property”) located at 6240 Mission Boulevard in Jurupa Valley, California. The Property contains two, one-story and one, two-story buildings containing 48,722 total square foot of gross leasable area situated on a 4.51acre site. A relative of the President of Forge has significant influence of the Seller’s management, therefore the acquisition is being treated as a related party transaction. The Company acquired 51% interest of Legend from Legend LLC in exchanged for 1,967,143 common stocks of the Company, with a total fair value of $1,377,000. The acquisition has been accounted for as a business combination in accordance with ASC 805 Business Combinations. The difference between the consideration transferred and the book value of the net assets acquired on the Acquisition date is recognized as gain on bargain purchase on the consolidated statement of operations.

Note 3 – Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma consolidated statement of operations for the year ended December 31, 2022 and for the three months ended March 31, 2023:

(A)	To record adjustment to revenue

Balance before pro forma adjustment	$531,400
Effect of intercompany elimination - Forge	(107,000)
Pro forma consolidated for the year ended December 31, 2022	$424,400

(B)	To record adjustment to property operating expenses

Balance before pro forma adjustment	$345,643
Effect of intercompany elimination - Legend	(107,000)
Pro forma consolidated for the year ended December 31, 2022	$238,643

(C)	To record adjustment to revenue

Balance before pro forma adjustment	$164,925
Effect of intercompany elimination - Forge	(45,000)
Pro forma consolidated for the three months ended March 31, 2023	$119,925

(D)	To record adjustment to property operating expenses

Balance before pro forma adjustment	$79,664
Effect of intercompany elimination - Legend	(45,000)
Pro forma consolidated for the three months ended March 31, 2023	$34,664